1999 Annual Report


                     Value Investing In Small Companies
                           For More Than 25 Years

                                    ROYCE
                                   CAPITAL
                                    FUND


                             Micro-Cap Portfolio
                              Premier Portfolio

ANNUAL REPORT REFERENCE GUIDE
------------------------------------------------------------------------------


	Letter to our Shareholders         			    2


	Performance and Portfolio Reviews  			    4

	Schedules of Investments and Other Financial Statements     8








For more than 25 years, our value approach has focused on evaluating a company's current worth - what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price that we will pay for a security must be significantly lower than our appraisal of its current worth.

Letter to our Shareholders
------------------------------------------------------------------------------

     It was only fitting that the stock market concluded the year with a fireworks display that figured to make the pyrotechnists at the Eiffel Tower envious. The technology-laden Nasdaq Composite exploded with an 85.6% gain for 1999, the best single-year performance ever by a diversified domestic equity index. For an unprecedented fifth consecutive year, the large-cap indices, the S&P 500 and Dow Jones Industrial Average, concluded 1999 with strong double-digit gains. Small-cap companies managed a fourth-quarter flurry of their own that enabled the Russell 2000 (+21.3%) to edge out the S&P 500 (+21.1%) in 1999 for the first time since 1993, news that risks being ignored in the wake of the Nasdaq Composite's record-shattering year.

     We can perhaps be indulged in a bit of hyperbole in saying that small-cap stocks, like the heroic warriors in Braveheart, refused to surrender to their large-cap counterparts. After five long years of underperformance, the Russell 2000 eked out its small edge versus the S&P 500 with better performance in the second and fourth quarters after a complete disconnect in the first quarter. Not on most investors' radar screens is the fact that 1999's calendar year results also reflected excellent small-cap performance from both the 10/8/98 Russell 2000 market trough (Russell 2000 +65.2% versus S&P 500 +55.6%) and the 1999 Russell 2000 low on 3/23/99 (Russell 2000 +33.1%
versus S&P 500 +17.5%). Another little noticed, but compelling statistic is that, for the first time ever, the dividend yield of the Russell 2000 is
greater than that of the S&P 500 and was so for all of 1999.   Do we think
that this is the start of something good for our asset class?  "You betcha."

     Never Surrender
     Technology's dominance extended across all capitalization categories. The sector now accounts for approximately 30% of the S&P 500. In 1999, 66% of the S&P 500's return was attributable to just 10 stocks, eight of which were technology issues. Approximately 93% of the Russell 2000's gain for the year resulted from stocks in the technology sector, and it is now the largest sector in the Russell 2000, up from third at the beginning of 1999 (Source:
USA Today). In spite of these impressive statistics, technology's impact was perhaps nowhere more evident than in the divergence between growth and value investment styles. In all capitalization classes, growth stocks, typically those with high price/earnings and price/book ratios and high earnings growth rates, handily trounced value stocks, typically those with low P/E and P/B ratios and cyclical growth rates. In 1999, the year was like the old country music song, in which growth investors got the goldmine and value investors got the shaft.

     The divergence between growth and value in the small-cap sector was especially prominent. There was also substantial disparity within small-cap value. While performance spreads were consistent between growth and value in the Russell and the Wilshire small-cap style indices - growth significantly outdistanced value - 1999 returns within the small-cap value category itself were markedly different for each index. The Russell 2000 Value index lost 1.5% in 1999, yet the Wilshire Small-Cap Value index's return was even more miserable, down 15.6%. Since the Wilshire Small-Cap Value Index is made up of arguably higher-quality companies than is the Russell 2000 Value, as measured by lower debt-to-capital and higher return-on-assets and return-on-equity ratios, the travails suffered by small-cap value investors in 1999 are readily evident.

     New Millennium Conjecture
     Like most people, we have spent some time reflecting on what the future might bring. Perhaps it is an occupational hazard, but looking forward always involves some looking backward for us as well. Investors in general seem comfortable taking more risk in order to achieve higher returns. Within the small-cap universe in 1999, the market appeared to undervalue good financial characteristics and to overvalue hopes, dreams and potential earnings growth. As a result, many higher-quality small-cap stocks are still waiting for their chance to shine.

     What does it all mean for the future? Consider that, aside from the technology sector, most stocks had an unspectacular year. Technology certainly led the market in terms of performance, but other sectors were generally unable to follow its lead. We think that this very narrow market environment could be followed by a return to "quality," a period where market performance will be driven less by momentum and more by business characteristics. While we recognize that technology is a very important factor in our economy, this offers no assurance that it must inevitably remain a market leader.

------------------------------------------------------------------------------
To the Investor Go the Spoils
     As we evaluate 1999's performance and consider what 2000 may hold, it occurs to us that the traditional distinction between the terms "speculator" and "investor" is more relevant than ever. Speculators ("traders") are chiefly concerned about a short-term change in price, whereas investors, ourselves included, are concerned about the long-term appreciation potential of an enterprise.

     We think that the current environment of record-setting stock market returns is unlikely to continue. For the speculator, this is bad news; for the long-term investor, it is of less concern. Building long-term wealth is not simply a matter of participating in a favorable market. It relies on applying a consistent discipline over time, and recognizing that in order to provide excellent long-term, absolute and relative results, our portfolios are likely to underperform over some short-term periods.

[PHOTO: L-R: Charles M. Royce , W. Whitney George and Jack E. Fockler, Jr.]

     In this period of extreme divergence between growth and value, we have no interest in exchanging our investment charter for that of the speculator. Current conditions seem ripe to us for a return to value, with the accompanying prospect of higher short-term returns for this style. Whatever the outcome in the near term, we believe that the individual companies in the Capital Fund's portfolios offer substantial long-term performance opportunity.

     Sincerely,

     /s/ Charles M. Royce     /s/ W. Whitney George    /s/ Jack E. Fockler, Jr.


     Charles M. Royce         W. Whitney George        Jack E. Fockler, Jr.
        President                Vice President          Vice President






Notes to Performance and Risk Information

Historical market trends are not necessarily indicative of future movements. All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Royce Capital Fund portfolios invest in small- and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). Please read the prospectus carefully before investing or sending money.

The Dow Jones Industrial Average, Nasdaq Composite, Russell 2000, Russell 2000 Value, S&P 500 and Wilshire Small-Cap Value are unmanaged indices of domestic common stocks.

ROYCE MICRO-CAP PORTFOLIO
------------------------------------------------------------------------------

WHAT WE DO   Royce Micro-Cap Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio uses a value approach to invest in a broadly diversified portfolio of micro-cap stocks, companies with market caps less than $300 million. We believe that the more volatile micro-cap sector, while often higher in risk, offers greater potential for higher returns than any other sector of the domestic equity marketplace.

Average Annual Total Returns Through 12/31/99
---------------------------------------------
Fourth Quarter*               	16.4%
July - December, 1999*        	15.8
One-Year            		28.1
Three-Year               	17.4
Since Inception (12/27/96)    	17.4

  * Not annualized.


Portfolio Diagnostics
---------------------------------------------
Median Market Capitalization  	$206 million
Weighted Average P/E Ratio    	14.0x
Weighted Average P/B Ratio    	1.2x
Weighted Average Yield        	0.7%
Net Assets               	$7.5 million


ROYCE MICRO-CAP PORTFOLIO VS. RUSSELL 2000
GROWTH OF A $10,000 INITIAL INVESTMENT,
FROM INCEPTION (12/27/96) THROUGH 12/31/99

[LINE GRAPH]

            Royce
          Micro-Cap   Russell
          Portfolio    2000
	  ---------   -------
Dec-1996  10000.00  10000.00
Mar-1997   9820.00   9574.00
Jun-1997  10420.00  11127.00
Sep-1997  11459.00  12783.00
Dec-1997  12146.00  12355.00
Mar-1998  13277.00  13597.00
Jun-1998  12879.00  12963.00
Sep-1998  10283.00  10352.00
Dec-1998  12641.00  12041.00
Mar-1999  10831.00  11388.00
Jun-1999  13992.00  13159.00
Sep-1999  13919.00  12327.00
Dec-1999  16197.00  14601.00

[END LINE GRAPH]

Top Ten Positions        % of Net Assets

Titan Exploration             	   2.7%
Richardson Electronics             2.7
Sevenson Environmental Services    2.4
REMEC                    	   2.4
Sun Hydraulics                	   2.3
LaSalle Re Holdings                2.0
Willbros Group                     1.9
800 JR Cigar                       1.9
PXRE Group                    	   1.7
Pioneer-Standard Electronics       1.7


Sector Breakdown         % of Net Assets

Technology                    17.0%
Industrial Services           16.5
Consumer Products             11.1
Financial Intermediaries      10.2
Industrial Products           10.1
Natural Resources             7.0
Health                        5.0
Miscellaneous                 4.7
Consumer Services             1.3
Financial Services            0.8

Manager's Discussion
     Royce Micro-Cap Portfolio (RCM) enjoyed a very strong 1999. The Portfolio was up 28.1% for the full year, ahead of its small-cap benchmark, the Russell 2000, which was up 21.3%. The Portfolio's average annual total return since inception (12/27/96) was 17.4%.

     After being virtually ignored from April `98 through April `99, micro-cap securities began to rebound in 1999's second quarter, led by technology stocks. RCM followed suit, posting impressive second-quarter results, more than holding its own in the third quarter and performing solidly in the explosive fourth quarter. In fact, if Julius Caesar had gotten his way, and been allowed to begin the calendar year with the spring equinox, we would be even more pleased with last year's returns - for the last nine months of the year (3/31/99 - 12/31/99), the Portfolio was up 49.5% versus 28.2% for the Russell 2000. In addition, please note that a significant portion of the Portfolio's 1999 return was attributable to purchases of initial public offerings (IPOs). It is unlikely that the Portfolio will be able to participate in IPOs to a similar extent, or with a similar result, in the future.

                                             PERFORMANCE AND PORTFOLIO REVIEW
------------------------------------------------------------------------------

     The Technology sector, which dominated every asset class in the market last year, was RCM's best performer in 1999, followed by Natural Resources at a distant second. Software-related companies such as Aspen Technology, Newport and Kronos were top performers in the technology area. Other companies with strong showings in this sector included Marshall Industries, an electronics distributor that was bought out last spring, REMEC, a microwave component manufacturer whose stock soared in the fourth quarter, and Helix Technology, a developer of cryogenic and vacuum technology whose fortunes also rose late in the year.

     In the non-technology area, the Portfolio benefitted from stellar performances from Eagle USA Airfreight, a transportation and logistics company, and The Topps Company, a marketer of professional athletic collectibles and the maker of Bazooka bubble gum. Negative returns were scattered across sectors, in companies such as Special Metals, a diversified producer of high-performance nickel-based alloys and superalloys, and BHA Group Holdings, a global filtration company that designs, manufactures and sells replacement parts and performs rehabilitation conversion services for industrial air pollution control equipment. In spite of the latter's disappointing year, we are hopeful that their strong core business will help the stock to turn around.

     There were several new positions in the Portfolio's top-ten holdings. We increased our exposure in two long-term holdings, Sevenson Environmental Services and Sun Hydraulics, a designer and manufacturer of high-performance screw-in hydraulic cartridges and manifolds for fluid power systems, when declining prices made them attractive buy candidates. Insurance company stocks also endured a dismal 1999, which enabled us to initiate substantial positions in LaSalle Re Holdings, a Bermuda-based reinsurer specializing in catastrophe coverage, and PXRE Group, a holding company with national and international underwriting and service operations.

     While we are pleased by the recent resurgence in micro-cap performance, we are even more excited about the opportunities in the non-technology sectors where we believe potential is yet to be realized. Many of these securities performed far worse in 1999 than those of momentum companies that are highly leveraged and have no earnings history. This lack of correlation between individual company quality and 1999 performance fuels our hopes for a profitable new year.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain
-------------------------------------

Myriad Genetics               $175,996
Marshall Industries           $127,296
Eagle USA Airfreight          $112,498
REMEC               	      $112,161
Aspen Technology               $91,820

Myriad Genetics - We bought this biotech company that specializes in therapeutic and diagnostic genomic products during 1998's third-quarter downturn, only to watch the rest of the investment world take notice late in 1999, driving the stock price well beyond our sell target.

Marshall Industries - This electronics distribution firm was battling a disappointing earnings cycle last spring when a larger company, Avnet, bought it. Our patience with the company and our belief in its innovative CEO paid off as Marshall was recognized for its superb value by an industry leader.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss
-------------------------------------

North Face (The)           $87,105
800 JR Cigar               $62,619
Balanced Care              $54,972
Special Metals             $35,075
BHA Group Holdings         $34,526

North Face (The) - The stock price of this outerwear designer reflected the turmoil suffered by the company both financially and organizationally in 1999. We like their strong brand name, but see a need for the company to strengthen all aspects of its operation before any rebound occurs.

800 JR Cigar - A glut of premium cigars caused this mail-order distributor to miss quarterly earnings estimates and subsequently slump in 1999. We remain optimistic owing to the company's low valuation and the fact that management holds about 75% of the stock.

ROYCE PREMIER PORTFOLIO
------------------------------------------------------------------------------

WHAT WE DO   Royce Premier Portfolio (the "Portfolio"), a concentrated
portfolio, seeks long-term growth of capital. The Portfolio uses a value approach to invest primarily in a limited number of small-cap companies with market capitalizations between $300 million and $1.5 billion. Royce generally looks to invest in companies that it considers "premier" - those that have excellent business strengths and/or prospects for growth, high internal rates of return and low leverage, and that are trading significantly below our estimate of their "current worth."

Average Annual Total Returns  Through 12/31/99
----------------------------------------------
Fourth Quarter*               10.4%
July - December, 1999*         2.8
One-Year            	       8.2
Three-Year                    11.3
Since Inception (12/27/96)    11.7

 *Not annualized.

Portfolio Diagnostics
----------------------------------------------

Median Market Capitalization   $616 million
Weighted Average P/E Ratio     15.2x
Weighted Average P/B Ratio     1.6x
Weighted Average Yield         1.6%
Net Assets                     $0.4 million


ROYCE PREMIER PORTFOLIO VS. RUSSELL 2000
GROWTH OF A $10,000 INITIAL INVESTMENT,
FROM INCEPTION (12/27/96) THROUGH 12/31/99

[LINE GRAPH]

            Royce
           Premier      Russell
           Portfolio     2000
Dec-1996  10000.00  10000.00
Mar-1997  10300.0    9574.00
Jun-1997  11180.00  11127.00
Sep-1997  12140.00  12783.00
Dec-1997  11826.00  12355.00
Mar-1998  13279.00  13597.00
Jun-1998  13169.00  12963.00
Sep-1998  11430.00  10352.00
Dec-1998  12881.00  12041.00
Mar-1999  11562.00  11388.00
Jun-1999  13563.00  13159.00
Sep-1999  12622.00  12327.00
Dec-1999  13940.00  14601.00

[END LINE CHART]

Top Ten Positions        % of Net Assets

Wesco Financial                    5.7%
Lincoln Electric Holdings          4.8
Curtiss-Wright                	   4.3
Arrow International           	   4.1
Charming Shoppes              	   4.0
Florida Rock Industries            4.0
Schein (Henry)                	   3.1
Gallagher (Arthur J) & Co.         3.0
Air Express International          3.0
Interim Services                   2.9

Sector Breakdown         % of Net Assets

Financial Intermediaries      16.2%
Industrial Products           13.4
Health                        11.6
Industrial Services           11.1
Technology                    10.7
Financial Services             7.6
Consumer Products              4.5
Consumer Services              4.0
Natural Resources              1.4

Manager's Discussion
     Royce Premier Portfolio (RCP) was no exception to the oddities that plagued small-cap value investing in 1999. For the full year, the Portfolio was up 8.2%, well behind its small-cap benchmark, the Russell 2000, which was up 21.3%. The Portfolio's average annual total return since inception was 11.7%.

     RCP exemplified in many ways the topsy-turvy nature of the last year. RCP atypically lost ground against its benchmark in the first quarter downturn and then atypically outperformed it during the subsequent second-quarter rally. In the third quarter, the Portfolio again performed uncharacteristically, narrowly underperforming the Russell 2000 in a downdraft. In the dynamic fourth quarter, RCP posted a solid 10.4% return, but lagged its benchmark.

                                             PERFORMANCE AND PORTFOLIO REVIEW
------------------------------------------------------------------------------

     The Portfolio's use of concentration, in our view, neither hindered nor helped its 1999 performance. RCP's preference for small-cap companies with "higher quality" balance sheets trading at low valuations was out of step with a market that rewarded higher-risk, higher-valuation investments. The attributes that we seek, namely strong balance sheets and strong records of earnings, did not consistently translate into higher valuations in 1999. However, we did have our share of success stories, as reflected in the panel below.

     Companies in the Consumer Services, Financial Services and Technology sectors made the greatest positive impact on performance. Charming Shoppes, a woman's fashion retailer with solid business fundamentals, was a top performer, as were Duff & Phelps Credit Rating, an international credit rating agency, and Simpson Manufacturing, a designer and manufacturer of wood-to-wood, wood-to-concrete and wood-to-masonry connectors that we sold in August.

     There were several new positions among RCP's top-ten holdings in 1999. We doubled our position in Arrow International, a developer and manufacturer of clinically advanced disposable catheters, owing to our confidence in the company's ability to recover after some slow earnings years. We initiated a position in Henry Schein, a large health-care products distributor, when an earnings slowdown following some acquisitions dropped its price to a level that we found attractive. Another new position was Interim Services, a staffing services company with what we think is a winning combination of low valuations and a strong balance sheet. Good old-fashioned price appreciation was responsible for the appearance of both Arthur J. Gallagher & Co., an insurer specializing in risk management, and Air Express International, a global logistics services provider for importers and exporters worldwide, in the top ten holdings.

     In our view, the underlying fundamentals of the individual portfolio companies possess substantial untapped performance opportunity. We believe that a return to "quality," as opposed to the current environment that has been dominated by momentum investing, would mean good things for Royce Premier Portfolio.

GOOD IDEAS THAT WORKED
1999 Net Realized and Unrealized Gain
------------------------------------------
C-bridge Internet Solutions      $14,219
Avnet                        	  $8,854
Caliper Technologies              $8,178
Charming Shoppes             	  $7,297
Simpson Manufacturing             $6,008

C-bridge Internet Solutions - The Portfolio received an IPO allocation of this e-commerce business solution provider in December. In less than a week, the stock price had jumped by more than 250%. Allocations such as this are typically small and are unlikely to have a similar impact going forward.

Avnet - We purchased the stock of the world's largest distributor of electronic components at approximately book value, historically a profitable entry point for companies in this industry. By the end of the year, it was enjoying a dramatic upswing in its business cycle.

GOOD IDEAS AT THE TIME
1999 Net Realized and Unrealized Loss
------------------------------------------

Enesco Group                 $9,799
Berkley (W.R.)               $6,594
Wesco Financial              $6,592
Kaydon Corporation           $5,300
Stone & Webster              $4,931

Enesco Group - The stock price of this designer of collectible figurines and ornaments enjoyed an all-too-brief second-quarter upswing before a sharp decline in the collectibles industry began in June and lasted through the end of the year. We are holding on for now, unsure of the company's ability to get back on track.

Berkley (W.R.) - Like many insurance companies, this once highly regarded insurance holding company fell on hard times in 1999 owing in part to a dearth of investor interest and in part to poor insurance operations. We are confident, however, that they can participate in an industry rebound.

SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------

ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO 		December 31, 1999
------------------------------------------------------------------------------

COMMON STOCKS - 83.7%
                 			SHARES   	VALUE
					------		-----
Consumer Products- 11.1%
Apparel and Shoes- 2.5%
  North Face (The)*       		30,700         $124,719
  Wolverine World Wide    		 5,800   	 63,437
						    ------------
                          				188,156
						    ------------

Collectibles- 1.5%
  Enesco Group   			10,000   	110,625
						    ------------

Food/Beverage/Tobacco- 1.9%
  800 JR Cigar*  			16,000   	139,000
						    ------------

Home Furnishing/Appliances- 1.1%
  Bassett Furniture Industries    	 5,000      	 80,000
						    ------------

Publishing- 0.8%
  Marvel Enterprises*     		11,500  	 63,250
						    ------------

Sports and Recreation- 0.4%
  Lund International Holdings*    	 4,900      	 28,788
						    ------------

Other Consumer Products- 2.9%
  Lazare Kaplan International*    	10,000     	 81,250
  Velcro Industries       		 5,000   	 60,312
  WD-40          			 3,400    	 75,225
 						    ------------
                          				216,787
						    ------------

                          				826,606
						    ------------

Consumer Services- 1.3%
Restaurants/Lodgings- 0.4%
  Pizza Inn      			 6,600    	 27,225
						    ------------

Retail Stores- 0.9%
  Stein Mart*    			12,600   	 71,662
						    ------------

                          				 98,887
						    ------------

Financial Intermediaries- 10.2%
Insurance- 10.2%
  Capitol Transamerica    		12,900  	129,806
  Frontier Insurance Group        	28,000     	 96,250
  LaSalle Re Holdings     		 9,100   	150,150
  The MIIX Group 			 4,500    	 65,813
  NYMAGIC        			 7,000    	 92,313
  Navigators Group*       		 8,800   	 88,000
  Nobel Insurance*        		  400      	    100
  PICO Holdings* 			 1,000    	 12,312
  PXRE Group     			10,000   	130,000
						    ------------
                          				764,744
						    ------------

Financial Services- 0.8%
Information and Processing- 0.8%
  Duff & Phelps Credit Rating     	   700   	 62,256
						    ------------


                 			SHARES   	VALUE
					------		-----

Health- 5.0%
Commercial Services- 3.7%
  PAREXEL International*   		10,000         $118,125
  Schein (Henry)*   			 6,000  	 79,875
  Young Innovations*       		 5,400    	 79,313
						    ------------
                           				277,313
						    ------------


Drugs and Biotech- 1.3%
  Myriad Genetics*  			 2,000  	 92,000
						    ------------
                          				369,313
						    ------------

Industrial Products- 10.1%
Building Systems and Components- 0.7%
  Falcon Products   			 6,000  	 51,750
						    ------------

Construction Materials- 0.7%
  Monarch Cement    			 2,500  	 51,250
						    ------------

Industrial Components- 1.4%
  Herley Industries*       		 5,000    	 75,938
  Woodhead Industries      		 2,700    	 31,387
						    ------------
                           				107,325
						    ------------

Paper and Packaging- 0.9%
  PalEx*            			 9,000  	 63,000
						    ------------

Pumps, Valves and Bearings- 2.3%
  Sun Hydraulics    			26,500          172,250
						    ------------

Specialty Chemicals and Materials- 1.6%
  CFC International*       		 7,500    	 49,219
  Chemfab*          			 3,000  	 46,875
  Synalloy          			 3,000  	 22,500
						    ------------
                           				118,594
						    ------------

Other Industrial Products- 2.5%
  BHA Group Holdings       		 8,600    	 67,725
  FLIR Systems*     			 7,500  	121,875
						    ------------
                           				189,600
						    ------------
                           				753,769
						    ------------


Industrial Services- 16.5%
Commercial Services- 5.0%
  Applied Analytical Industries*    	12,800   	116,800
  Business Resource Group* 		12,500   	 66,406
  Carlisle Holdings*       		 1,500    	 18,000
  Complete Business Solutions*      	 3,400    	 85,425
  RCM Technologies* 			 5,100  	 87,975
						    ------------
                           				374,606
						    ------------

Engineering and Construction- 5.8%
  Sevenson Environmental Services   	18,480   	177,870
  Stone & Webster   			 7,000  	117,687
  Willbros Group*   			30,300          140,138
						    ------------
                           				435,695
						    ------------

SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------

ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO   		December 31, 1999
------------------------------------------------------------------------------

Industrial Services (continued)
Food/Tobacco Processors- 0.5%
  Midwest Grain Products* 		 5,200   	$38,350
						    ------------


Printing- 0.8%
  Ennis Business Forms    		 7,500   	 58,125
						    ------------

Transportation and Logistics- 4.4%
  AirNet Systems*         		12,700  	 90,487
  Eagle USA Airfreight*   		 2,700   	116,438
  Kenan Transport         		 1,000   	 31,687
  Pittston BAX Group      		 8,300   	 88,188
						    ------------
                          				326,800
						    ------------
                          			      1,233,576
						    ------------

Natural Resources- 7.0%
Energy Services- 2.3%
  Global Industries*      		 8,600   	 74,175
  Input/Output*  			18,700   	 94,669
						    ------------
                          				168,844
						    ------------

Gold- 0.2%
  MK Gold*       			15,000   	 14,062
						    ------------

Oil and Gas- 4.5%
  Denbury Resources*      		30,000  	129,375
  PetroCorp*     			   500      	  2,906
  Titan Exploration*      		37,500  	203,906
						    ------------
                          				336,187
						    ------------
                          				519,093
						    ------------

Technology- 17.0%
Aerospace/Defense- 0.3%
  Special Metals*         		 6,100   	 19,444
						    ------------

Components and Systems- 2.2%
  MOCON          			 4,500    	 27,000
  Newport        			 2,000    	 91,500
  PCD*           			 5,000    	 33,750
  Perceptron*    			 2,500    	 10,000
						    ------------
                          				162,250
						    ------------


Distribution- 4.4%
  Pioneer-Standard Electronics      	 9,000         $129,938
  Richardson Electronics   		27,000   	202,500
						    ------------
                           				332,438
						    ------------

Semiconductors and Equipment- 0.2%
  Intevac*          			 5,000  	 17,500
						    ------------

Software/Services- 7.5%
  ANSYS*            			 6,800  	 74,800
  Aspen Technology* 			 2,800  	 74,025
  JDA Software Group*      		 6,000    	 98,250
  Kronos*           			 1,500  	 90,000
  MSC.Software*     			 8,000  	 81,000
  SPSS*             			 3,000  	 75,750
  Tyler Technologies*      		12,500   	 68,750
						    ------------
                           				562,575
						    ------------

Telecommunication- 2.4%
  REMEC*            			 6,900  	175,950
						    ------------

                           			      1,270,157
						    ------------

Miscellaneous - 4.7%                    		349,994
						    ------------

TOTAL COMMON STOCKS
  (Cost $6,090,537)                 		      6,248,395
						    ------------

REPURCHASE AGREEMENT - 24.2%
State Street Bank and Trust Company,
  2.50% dated 12/31/99, due 1/3/00,
  maturity value $1,807,376
  (collateralized by U. S. Treasury Bonds,
  8.50%-14.00% due 11/15/11-2/15/20,
  valued at $1,851,169)
  (Cost $1,807,000)                 		      1,807,000
						    ------------

TOTAL INVESTMENTS - 107.9%
  (Cost $7,897,537)                 		      8,055,395

LIABILITIES LESS CASH AND
  OTHER ASSETS - (7.9)%                 	       (587,238)
						    ------------

NET ASSETS - 100.0%                 		     $7,468,157
						    ------------

*  Non-income producing.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $7,922,403. At December 31, 1999, net unrealized appreciation for all securities was $132,992, consisting of aggregate gross unrealized appreciation of $913,680 and aggregate gross unrealized depreciation of $780,688. The Fund designated $60,596 as a capital gain dividend for the purpose of the dividend paid deduction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULES OF INVESTMENTS
------------------------------------------------------------------------------

ROYCE CAPITAL FUND - PREMIER PORTFOLIO                  December 31, 1999
------------------------------------------------------------------------------

COMMON STOCKS- 80.5%
			              SHARES   VALUE
				      ------   -----
Consumer Products- 4.5%
Collectibles- 2.6%
  Enesco Group   		      1,000   $11,063
					     ---------

Sports and Recreation- 1.9%
  Oakley*        		      1,000    	5,562
  Sturm, Ruger & Co.      		300     2,663
					     ---------
                          			8,225
					     ---------
                          		       19,288
					     ---------

Consumer Services- 4.0%
Retail Stores- 4.0%
  Charming Shoppes*       	      2,600    17,225
					     ---------



Financial Intermediaries- 16.2%
Insurance- 16.2%
  Berkley (W. R.)         		500     10,437
  Leucadia National       		200      4,625
  Medical Assurance*      		400      8,475
  PMA Capital Cl. A       		300      5,963
  Trenwick Group 			300      5,081
  Wesco Financial         		100     24,500
  Zenith National Insurance        	500  	10,312
					     ---------
                          			69,393
					     ---------


Financial Services- 7.6%
Information and Processing- 2.1%
  Duff & Phelps Credit Rating      	100  	 8,894
					     ---------

Insurance Brokers- 4.4%
  Blanch (E.W.) Holdings  		100      6,125
  Gallagher (Arthur J.) & Co.      	200  	12,950
					     ---------
                          			19,075
					     ---------

Investment Management- 1.1%
  Pioneer Group (The)*    		300      4,725
					     ---------

                          			32,694
					     ---------

Health- 11.6%
Commercial Services- 5.9%
  ICON ADR+*     			700     11,900
  Schein (Henry)*         	      1,000     13,313
					     ---------
                          			25,213
					     ---------

Surgical Products and Devices- 5.7%
  Arrow International     		600     17,400
  Haemonetics*   			300      7,144
					     ---------
                          			24,544
					     ---------
                          			49,757
					     ---------

Industrial Products- 13.4%
Construction Materials- 4.0%
  Florida Rock Industries 		500     17,219
					     ---------


Machinery- 6.0%
  Lincoln Electric Holdings           1,000     20,625
  Nordson        			100      4,825
					     ---------
                          			25,450
					     ---------



			              SHARES   VALUE
				      ------   -----
Pumps, Valves and Bearings- 2.5%
  Kaydon Corporation      		400    $10,725
					     ---------

Specialty Chemicals and Materials- 0.9%
  Lilly Industries Cl. A  		300      4,031
					     ---------

                          			57,425
					     ---------

Industrial Services- 11.1%
Commercial Services- 4.0%
  Interim Services*       		500     12,375
  Superior Uniform Group  		500      4,500
					     ---------
                          			16,875
					     ---------

Engineering and Construction- 3.0%
  Morrison Knudsen*       	      1,000      7,812
  Stone & Webster         		300      5,044
					     ---------
                          			12,856
					     ---------

Industrial Distribution- 1.1%
  Lawson Products         		200      4,625
					     ---------

Transportation and Logistics- 3.0%
  Air Express International        	400  	12,925
					     ---------

                          			47,281
					     ---------

Natural Resources- 1.4%
Oil and Gas- 1.4%
  Barrett Resources*      		200      5,888
					     ---------


Technology- 10.7%
Aerospace/Defense- 4.3%
  Curtiss-Wright 			500     18,437
					     ---------

Components and Systems- 1.4%
  National Instruments*   		150      5,738
					     ---------

Distribution- 2.4%
  Avnet          			169     10,224
					     ---------

Software/Services- 2.6%
  National Computer Systems        	300  	11,287
					     ---------

                          			45,686
					     ---------

TOTAL COMMON STOCKS
  (Cost $342,476)                              344,637
					     ---------

TOTAL INVESTMENTS- 80.5%
  (Cost $342,476)                              344,637

CASH AND OTHER ASSETS
  LESS LIABILITIES- 19.5%               	83,583
					     ---------

NET ASSETS-  100.0%                           $428,220
					     ---------


* Non-income producing.
+ American Depository Receipt.

INCOME TAX INFORMATION- The cost of total investments for Federal income tax purposes was $344,226. At December 31, 1999, net unrealized appreciation for all securities was $411, consisting of aggregate gross unrealized appreciation of $57,547 and aggregate gross unrealized depreciation of $57,136. The Fund designated $3,615 as a capital gain dividend for the purpose of the dividend paid deduction.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF ASSETS AND LIABILITIES			December 31, 1999
------------------------------------------------------------------------------

<CAPTION?
                                                   	Micro-Cap	Premier
                                                  	Portfolio	Portfolio
						        ---------	---------
ASSETS:
Investments at value*                                 $ 6,248,395	$344,637
Repurchase agreement (at cost and value)	        1,807,000            -
Cash                                                          501	  83,035
Receivable for capital shares sold			  598,818            -
Receivable for investments sold				  140,402            -
Receivable for dividends and interest			    4,094            776
Prepaid expenses and other assets			    4,190          4,085
----------------------------------------------------------------------------------
     Total Assets                                       8,803,400	 432,533
----------------------------------------------------------------------------------

LIABILITIES:
Payable for investments purchased			1,322,274            -
Payable for capital shares redeemed			      171            -
Payable for investment advisory fees			    1,410	     -
Accrued expenses                                           11,388	   4,313
----------------------------------------------------------------------------------
     Total Liabilities					1,335,243          4,313
----------------------------------------------------------------------------------
     Net Assets                                      $  7,468,157	$428,220
==================================================================================

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments         $    183,542        $10,691
Net unrealized appreciation on investments		  157,858          2,161
Capital shares                                              1,219	      82
Additional paid-in capital				7,125,538        415,286
----------------------------------------------------------------------------------
     Net Assets                                      $  7,468,157      $ 428,220
==================================================================================

SHARES OUTSTANDING:
 (unlimited number of $.001 par value
  shares authorized for each Fund)   			1,218,908         81,827
==================================================================================

NET ASSET VALUES (Net Assets/Shares Outstanding):
  (offering and redemption price per share)                 $6.13	   $5.23
==================================================================================

*Investments at identified cost                       $ 6,090,537      $ 342,476
----------------------------------------------------------------------------------



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                  		Micro-Cap  Portfolio		  Premier Portfolio
					     ----------------------------     ----------------------------
                               		     Year ended       Year ended      Year ended      Year ended
                                	     December 31,     December 31,    December 31,    December 31,
                                		1999             1998		 1999            1998
					     --------------------------------------------------------------

INVESTMENT OPERATIONS:
  Net investment loss                     $    (18,741)     $  (17,548)	     $    (254)      $    (260)
  Net realized gain on investments              757,444		434,110         58,985          23,777
  Net change in unrealized appreciation
    (depreciation) on investments               394,456	       (268,413)       (19,262)          3,045
------------------------------------------------------------------------------------------------------------
  Net increase in net assets
       from investment operations             1,133,159		148,149         39,469          26,562
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS:
  Net investment income                               -		      -              -		     -
  Net realized gain on investments             (555,466)       (417,977)       (48,441)        (23,389)
------------------------------------------------------------------------------------------------------------
  Total distributions                          (555,466)       (417,977)       (48,441)        (23,389)
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares sold                       4,459,582       2,647,803		88,432          52,281
   Distributions reinvested                     555,464         417,974		48,439          23,387
   Value of shares redeemed                  (1,461,962)       (522,951)       (74,096)            (47)
------------------------------------------------------------------------------------------------------------
   Net increase in net assets
       from capital share transactions        3,553,084       2,542,826         62,775          75,621
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                    4,130,777       2,272,998		53,803          78,794
NET ASSETS:
   Beginning of period                        3,337,380       1,064,382	       374,417         295,623
------------------------------------------------------------------------------------------------------------
   End of period                          $   7,468,157     $ 3,337,380	    $  428,220       $ 374,417
============================================================================================================

CAPITAL SHARE TRANSACTIONS (in shares):
   Shares sold                          	760,475         460,617		16,807           9,013
   Shares issued for reinvestment
     of distributions                            96,268          84,099		 9,535           4,438
   Shares redeemed                    	       (274,513)        (91,527)       (13,020)             (9)
------------------------------------------------------------------------------------------------------------
   Net increase in shares outstanding      	582,230		453,189		13,322		13,442
------------------------------------------------------------------------------------------------------------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ROYCE CAPITAL FUND
STATEMENTS OF OPERATIONS             		Year ended December 31, 1999
------------------------------------------------------------------------------

                                         	     Micro-Cap              Premier
                                          	     Portfolio	 	    Portfolio
						     ---------		    ---------
INVESTMENT INCOME:
Income:
   Dividends                                     $     22,940		   $     5,232
   Interest                                             6,000			     -
----------------------------------------------------------------------------------------
        Total Income                                   28,940			 5,232
----------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees                            44,149			 4,064
   Custodian                                           10,610			 5,127
   Shareholder servicing                                7,804		         7,804
   Audit                                                6,960		         2,335
   Organizational expenses                              2,124			 2,124
   Trustees' fees                                       1,793			    19
   Administrative and office facilities expenses	1,441               	   176
   Legal                                               	1,274			   147
   Other expenses                                       2,950			   893
----------------------------------------------------------------------------------------
        Total Expenses                                 79,105			22,889
        Fees Waived by Investment Adviser             (31,424)			(4,064)
        Expenses Reimbursed by Investment Adviser	    -                  (13,339)
----------------------------------------------------------------------------------------
        Net Expenses                                   47,681		         5,486
----------------------------------------------------------------------------------------
        Net Investment Loss                           (18,741)			  (254)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments		      757,444                   58,985
Net change in unrealized appreciation
	(depreciation) on investments		      394,456                  (19,262)
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
	on investments				    1,151,900                   39,723
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM INVESTMENT OPERATIONS                     $  1,133,159		    $   39,469
----------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
   This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating each Fund's performance for the periods presented.
------------------------------------------------------------------------------

		               Net Realized            		Distributions
         Net Asset      	    and    	Distributions      From Net  	Net Asset
          Value,        Net     Unrealized        From Net         Realized  	  Value,
         Beginning   Investment   Gain on        Investment        Gain on	   End
         of Period     Loss     Investments        Income        Investments    of Period
--------------------------------------------------------------------------------------------
Micro-Cap Portfolio (a)
-----------------------
1999    $5.24         ($0.02)       $1.46               -     	    ($0.55)	   $6.13
1998     5.80          (0.03)        0.23               -     	     (0.76)	    5.24
1997     5.01          (0.02)        1.08               -     	     (0.27)	    5.80
1996     5.00       	   -         0.01               -       	 -    	    5.01

Premier Portfolio (b)
---------------------
1999    $5.47         ($0.00)       $0.43               -     	    ($0.67)	   $5.23
1998     5.37              -         0.47		-            (0.37)         5.47
1997     5.05          (0.01)        0.87               -            (0.54)	    5.37
1996     5.00              -         0.05		-                -          5.05



						     Ratio of Net
                            	      Ratio of 	      Investment
             	Net Assets,           Expenses          Loss
      Total  	End of Period        to Average       to Average          Portfolio
      Return    (in thousands)       Net Assets       Net Assets	Turnover Rate
--------------------------------------------------------------------------------------------
Micro-Cap Portfolio (a)
-----------------------
1999  28.1%  	   $7,468       	1.35%           -0.53%    	    102%
1998  4.1%   	    3,337  		1.35%   	-0.79%      	     88%
1997  21.2%  	    1,064  		1.35%   	-0.96%      	    132%
1996  0.2%   	      250    		1.99%*       	-1.99%     	      0%

Premier Portfolio (b)
---------------------
1999  8.2%   	     $428   		1.35%   	-0.06%      	     70%
1998  8.9%   	      374    		1.35%   	-0.08%      	    109%
1997  17.1%  	      296    		1.35%   	-0.18%      	     79%
1996  1.0%   	      252    		1.99% *       	-1.99%     	      0%

--------------------------------------------------------------------------------------------

(a) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 2.24%, 2.59%, 7.32% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.

(b) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 1999, 1998, 1997 and 1996, the expense ratios before the waivers and reimbursements would have been 5.63%, 7.05%, 8.87% and 22.49%, respectively. The Fund commenced operations on December 27, 1996.


*  Annualized.

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

     Royce Micro-Cap Portfolio and Royce Premier Portfolio (the "Fund" or "Funds") are the two series of Royce Capital Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Premier Portfolio commenced operations on December 27, 1996.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

     Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

     Expenses:

             The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

     Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information."

------------------------------------------------------------------------------

     Distributions:

     Any  dividend  and capital gain distributions are recorded  on  the  ex-
dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

     Repurchase agreements:

     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

     Organizational expenses:

     Costs incurred by the Funds in connection with its organization and initial registration of shares of $10,000 per portfolio have been deferred and are being amortized on a straight line basis over a five-year period from the date of commencement of operations.

Investment Adviser:

     Under   the  Trust's  investment  advisory  agreements  with   Royce   &
Associates, Inc. ("Royce"), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Premier Portfolio, respectively. Royce contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain a net annual operating expense ratio of expenses to average net assets at or below 1.35% for each Fund through December 31, 1999. For the year ended December 31, 1999, Micro-Cap Portfolio recorded advisory fees of $12,725 (net of waivers of $31,424). Royce waived advisory fees of $4,064 for Premier Portfolio.

Purchases and Sales of Investment Securities:

     For  the  year  ended December 31, 1999, the cost of purchases  and  the
proceeds   from  sales  of  investment  securities,  other  than   short-term
securities, were as follows:

          	Micro-Cap Portfolio             Premier Portfolio
		-------------------		-----------------
Purchases          $5,286,757		             $237,799
Sales              $3,340,137			     $249,944

REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------



To the Board of Trustees and Shareholders of Royce Capital Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund-Micro-Cap Portfolio and Royce Capital Fund-Premier Portfolio (constituting Royce Capital Fund, hereafter referred to as the "Fund") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2000